UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2013

ALTERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (408) 544-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d)
On May 6, 2013, Altera Corporation (the "Company") announced the election of Krish A. Prabhu to serve as a member of the Company's board of directors and compensation committee, effective May 6, 2013.  Mr. Prabhu previously served on the Company’s board of directors from May 2008 until July 2012. Mr. Prabhu is currently President and Chief Executive Officer of AT&T Labs, Inc.  Mr. Prabhu will participate in the non-employee director compensation arrangements described in the Company's 2013 proxy statement. He will receive an annual cash retainer of $50,000 for his service on the board of directors and an annual cash retainer of $10,000 for his service on the compensation committee. As a non-employee director, Mr. Prabhu received a grant of 4,416 restricted stock units upon his election to the board of directors. In connection with the election, the Company entered into an indemnification agreement with Mr. Prabhu, the terms of which are identical in all material respects to the form of indemnification agreement that the Company has previously entered into with each of its directors and which was filed with the Securities and Exchange Commission as Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 26, 2008.

Item 5.07. Submission of Matters to a Vote of Security Holders.
As described above, the Company held its Annual Meeting on May 6, 2013 at 2:30 p.m. All of the Company's nominees for director were re-elected and all proposals were approved by the Company's stockholders with the requisite vote. The following matters were acted upon at the meeting:

1	Election of Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.
					BROKER
					"NON-
	NOMINEES	FOR	AGAINST	ABSTAIN	VOTES"
	John P. Daane	265,255,172	6,986,018	1,086,761	18,443,742
	T. Michael Nevens	271,844,402	1,019,664	463,885	18,443,742
	A. Blaine Bowman	271,769,870	1,087,077	471,004	18,443,742
	Elisha W. Finney	272,258,736	605,242	463,973	18,443,742
	Kevin McGarity	268,425,263	4,437,991	464,697	18,443,742
	Shane V. Robison	270,472,125	2,388,928	466,898	18,443,742
	John Shoemaker	268,439,175	4,423,762	465,014	18,443,742
	Thomas H. Waechter	268,325,574	4,531,161	471,216	18,443,742

					BROKER
					"NON-
		FOR	AGAINST	ABSTAIN	VOTES"
2	Approval of an amendment to the 2005 Equity Incentive Plan to increase by 3,000,000 the number of shares of common stock reserved for issuance under the plan.	253,897,853	18,726,452	703,646	18,443,742

3	Approval of an amendment to the 2005 Equity Incentive Plan regarding non-employee director equity awards.	261,149,909	10,583,856	1,594,186	18,443,742

4	Approval of an amendment to the 1987 Employee Stock Purchase Plan to increase by 1,000,000 the number of shares of common stock reserved for issuance under the plan.	271,320,420	1,511,562	495,969	18,443,742

5	Approval, on an advisory basis, of named executive officer compensation.	253,653,631	16,216,816	3,457,504	18,443,742

6	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.	288,471,479	2,633,896	666,318	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Katherine E. Schuelke
Katherine E. Schuelke Senior Vice President, General Counsel, and Secretary
Dated: May 8, 2013